UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2008

Playboy Enterprises, Inc.
_______________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-14790	36-4249478
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

680 North Lake Shore Drive, Chicago, Illinois 60611
__________________________________________
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (312) 751-8000

Not applicable.
_____________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7—Regulation FD

Item 7.01.              Regulation FD Disclosure.

On October 15, 2008, Playboy Enterprises, Inc. (the “Company”) described plans to reduce its cost structure by approximately $12 million on an annualized basis, 20% more than its previous estimate of $10 million, in light of current economic and media conditions.  A restructuring charge related to the cost reductions will total approximately $2 million.  In addition, the Company will take reserves of approximately $4 million against archival material and a receivable.  The resulting $6 million in charges against operating income for the third quarter ended September 30, 2008 is expected to result in a net loss for the quarter.

While the Company expects to begin benefiting from these reductions in the 2008 fourth quarter, the full effect of these initiatives will not be felt until 2009.

On October 15, 2008, the Company issued a letter to employees, describing these initiatives. A copy of the letter to employees is attached hereto as Exhibit 99.1 and incorporated by reference herein.

FORWARD-LOOKING STATEMENTS

This Form 8-K contains “forward-looking statements” as to expectations, beliefs, plans, objectives and future financial performance, and assumptions underlying or concerning the foregoing. We use words such as “may,” “will,” “would,” “could,” “should,” “believes,” “estimates,” “projects,” “potential,” “expects,” “plans,” “anticipates,” “intends,” “continues” and other similar terminology. These forward-looking statements involve known and unknown risks, uncertainties and other factors, which could cause our actual results, performance or outcomes to differ materially from those expressed or implied in the forward-looking statements. We want to caution you not to place undue reliance on any forward-looking statements. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

The following are some of the important factors that could cause our actual results, performance or outcomes to differ materially from those discussed in the forward-looking statements:

(1)	Foreign, national, state and local government regulations, actions or initiatives, including:
(a)	attempts to limit or otherwise regulate the sale, distribution or transmission of adult-oriented materials, including print, television, video, Internet and wireless materials;
(b)	limitations on the advertisement of tobacco, alcohol and other products which are important sources of advertising revenue for us; or
(c)	substantive changes in postal regulations which could increase our postage and distribution costs;
(2)	Risks associated with our foreign sales and operations, including market acceptance and demand for our products and the products of our licensees and partners;
(3)	Our ability to manage the risk associated with our exposure to foreign currency exchange rate fluctuations;
(4)
Changes in general economic conditions, consumer spending habits, viewing patterns, fashion trends or the retail sales environment which, in each case, could reduce demand for our programming and products and impact our advertising revenues;

(5)	Our ability to protect our trademarks, copyrights and other intellectual property;
(6)
Risks as a distributor of media content, including our becoming subject to claims for defamation, invasion of privacy, negligence, copyright, patent or trademark infringement and other claims based on the nature and content of the materials we distribute;

(7)	The risk our outstanding litigation could result in settlements or judgments which are material to us;
(8)	Dilution from any potential issuance of common stock or convertible debt in connection with financings or acquisition activities;
(9)	Competition for advertisers from other publications, media or online providers or any decrease in spending by advertisers, either generally or with respect to the adult male market;
(10)	Competition in the television, men’s magazine, Internet, wireless, new electronic media and product licensing markets;
(11)	Attempts by consumers, distributors, merchants or private advocacy groups to exclude our programming or other products from distribution;
(12)
Our television, Internet and wireless businesses’ reliance on third parties for technology and distribution, and any changes in that technology and/or unforeseen delays in implementation which might affect our plans and assumptions;

(13)
Risks associated with losing access to transponders or technical failure of transponders or other transmitting or playback equipment that is beyond our control and competition for channel space on linear television platforms or video-on-demand platforms;

(14)
Failure to maintain our agreements with multiple system operators, or MSOs, and direct-to-home, or DTH, operators on favorable terms, as well as any decline in our access to, and acceptance by, DTH and/or cable systems and the possible resulting deterioration in the terms, cancellation of fee arrangements, pressure on splits or adverse changes in certain minimum revenue amounts with operators of these systems;

(15)	Risks that we may not realize the expected increased sales and profits and other benefits from acquisitions;
(16)	Any charges or costs we incur in connection with restructuring measures we may undertake in the future;
(17)	Risks associated with the financial condition of Claxson Interactive Group, Inc., our Playboy TV–Latin America, LLC, joint venture partner;
(18)	Increases in paper, printing or postage costs;
(19)	Effects of the national consolidation of the single-copy magazine distribution system and risks associated with the financial stability of major magazine wholesalers;
(20)	Effects of the national consolidation of television distribution companies (e.g., cable MSOs, satellite platforms and telecommunications companies);
(21)	Risks associated with the viability of our subscription, on-demand, e-commerce and ad-supported Internet models; and
(22)	Risks described in our 2007 Annual Report on Form 10-K and our other filings with the Securities and Exchange Commission.

Section 9—Financial Statements and Exhibits

Item 9.01.              Financial Statements and Exhibits.

(d)	Exhibits

	99.1	Playboy Enterprises, Inc. Letter to Employees, dated October 15, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 15, 2008	PLAYBOY ENTERPRISES, INC.

	By:	/s/ Howard Shapiro
Howard Shapiro
Executive Vice President,
Law and Administration,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Playboy Enterprises, Inc. Letter to Employees, dated October 15, 2008.